(Exhibit 10.34)
                         Beutel Accountancy Corporation
                         30423 Canwood Street, Suite 112
                             Agoura Hills, CA 91301
                                 (818) 706-8925


May 2, 2003


Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, DC 20549

Dear Sir or Madam:

We have been furnished with a copy of the response to Item 4 of Form 8-K of the event that occurred on May 1, 2003, which was filed by our former client, Xynergy Corporation. We agree with the statements made in response to that Item insofar as they relate to our firm.

BEUTEL ACCOUNTANCY CORPORATION

/s/

Todd Beutel